Financial Risk Management and Fair Values	12 Months Ended
Dec. 31, 2020
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Financial Risk Management and Fair Values
38	FINANCIAL RISK MANAGEMENT AND FAIR VALUES
Exposure to credit, liquidity, interest rate and foreign currency risks arises in the normal course of the Group’s business. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below:

(a)	Credit risk and concentration risk
The Group’s credit risk is primarily attributable to the financial assets in the balance sheets, which mainly include deposits with banks, WMPs (recorded in FVPL), CB (recorded in FVPL), accounts receivable and other receivables. The maximum exposure to credit risk is represented by the carrying amount of the financial assets.

(i)	Risk management
Substantially all the Group’s cash at banks, and bank deposits are deposited in financial institutions in the mainland of China and Hong Kong. The credit risk on liquid funds is limited as the majority of counterparties are financial institutions with high credit ratings assigned by international credit-rating agencies and large state-controlled financial institutions. WMPs are issued by major domestic banks investing in low risk underlying assets, which mainly consist of bank deposits, treasury bond, central bank bill, local government debt, corporate bond or debt with high credit ratings, and the related credit risks are low. CB are bonds with AAA credit rating bonds issued by SPD Bank, with a low level of credit risks.
The accounts receivable of the Group
are
primarily comprised of receivables due from customers and other telecommunications operators. Accounts receivable from individual customers are spread among an extensive number of customers and the majority of the receivables from customers are due for payment within one month from the date of billing. For corporate customers, the credit period granted by the Group is based on the service contract terms, normally not exceeding 1 year. Other receivables primarily comprise interest receivable from banks, utilities deposits, rental deposits and short-term loans granted to other companies through China Mobile Finance. Management has a credit policy in place and the exposures to these credit risks are monitored on an ongoing basis, taking into account the counter parties’ financial position, the Group’s past experience and other factors. Meanwhile, concentrations of credit risk with respect to accounts receivable are limited due to the Group’s customer base being large and unrelated. As such, management considers the aggregate risks arising from the possibility of credit losses is limited and acceptable.

(ii)	Impairment of financial assets
The Group has 3 types of assets that are subject to expected credit loss model:

–	Accounts receivable

–	Contract assets

–	Other financial assets at amortized cost
Accounts receivable and contract assets
The Group applies the simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all accounts receivable and contract assets.
To measure the expected credit losses, accounts receivable have been grouped by amounts due from individual customers, corporate customers, and other miscellaneous customer groups based on similar credit risk characteristics and ages.
The expected loss rates are based on the payment profiles of sales over a period before December 31, 2020 or December 31, 2019 respectively and the corresponding historical credit losses experienced within this period. The Group’s expected loss rates are mainly determined based on the corresponding historical credit losses. The Group also has considered the expected changes in macroeconomic factors, such as Consumer Price Index (“CPI”), Producer Price Index (“PPI”) and Gross Domestic Product (“GDP”), and accordingly adjusted the historical loss rates based on expected changes in these factors to reflect current and forward-looking information affecting the ability of the customers to settle the receivables.

The expected credit loss as of December 31, 2020 and 2019 was determined as follows for each customers group of accounts receivable due from individual customers and corporate customers, respectively:

	Within 30 days	31 days to 90 days	91 days to 1 year	Over 1 year
As of December 31, 2020	Million	Million	Million	Million
Individual customers
Expected loss rate	2%	20%	80%	100%
Gross carrying amount	3,112	846	1,772	1,531
Loss allowance	(62)	(169)	(1,418)	(1,531)

	Within 180 days	181 days to 1 year	1 year to 2 years	2 years to 3 years	Over 3 years
As of December 31, 2020	Million	Million	Million	Million	Million
Corporate customers
Expected loss rate	3%	25%	65%	85%	100%
Gross carrying amount	15,405	6,048	3,361	1,433	1,438
Loss allowance	(462)	(1,512)	(2,185)	(1,218)	(1,438)

	Within 30 days	31 days to 90 days	91 days to 1 year	Over 1 year
As of December 31, 2019	Million	Million	Million	Million
Individual customers
Expected loss rate	2%	20%	80%	100%
Gross carrying amount	3,220	1,308	2,436	1,532
Loss allowance	(64)	(262)	(1,949)	(1,532)

	Within 180 days	181 days to 1 year	1 year to 2 years	2 years to 3 years	Over 3 years
As of December 31, 2019	Million	Million	Million	Million	Million
Corporate customers
Expected loss rate	2%	20%	60%	80%	100%
Gross carrying amount	10,537	3,733	2,228	1,052	938
Loss allowance	(211)	(747)	(1,337)	(842)	(938)
As of December 31, 2020
 and 2019
, the expected loss rates for contract assets are from 2% to 5%.
The expected credit loss of the receivables from other customers is insignificant.

Expected credit impairment losses on accounts receivable are presented within other operating expenses. Subsequent recoveries of amounts previously written off are credited against the same line item. Individual receivables which were known to be uncollectible were written off by reducing the carrying amount directly.
Other financial assets at amortized cost
Other financial assets at amortized cost include cash and cash equivalents, bank deposits, restricted bank deposits, other receivables and amounts due from ultimate holding company, etc. They are considered to be of low credit risk and the impairment loss allowance recognized is limited to 12 months. Management considers that the expected credit loss is insignificant.

(b)	Liquidity risk
Liquidity risk refers to the risk that funds will not be available to meet liabilities as they fall due, and results from timing and amount mismatches of cash inflow and outflow. The Group maintains sufficient cash balances and bank deposits (which are readily convertible to known amounts of cash) to meet its funding needs, including working capital, payments for short-term deposits of CMCC Group received by China Mobile Finance, dividend payments and capital expenditures.

The following table sets out the remaining contractual maturities at the balance sheet date of the Group’s financial liabilities, which are based on the undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on prevailing rates at the balance sheet date) and the earliest date the Group would be required to repay:

	Carrying amount	Total contractual undiscounted cash flow	Within 1 year or on demand	More than 1 year but less than 3 years	More than 3 years but less than 5 years	More than 5 years
	Million	Million	Million	Million	Million	Million
As of December 31, 2020
Accounts payable	167,990	167,990	167,990	—	—	—
Bills payable	4,561	4,561	4,561	—	—	—
Accrued expenses and other payables	200,952	200,952	200,952	—	—	—
Amount due to ultimate holding company	26,714	26,714	26,714	—	—	—
Lease liabilities	66,633	72,291	23,780	22,927	17,513	8,071
Other non-current liabilities	460	479	—	67	70	342

	467,310	472,987	423,997	22,994	17,583	8,413

	Carrying amount	Total contractual undiscounted cash flow	Within 1 year or on demand	More than 1 year but less than 3 years	More than 3 years but less than 5 years	More than 5 years
	Million	Million	Million	Million	Million	Million
As of December 31, 2019
Accounts payable	164,818	164,818	164,818	—	—	—
Bills payable	2,896	2,896	2,896	—	—	—
Accrued expenses and other payables	182,368	182,368	182,368	—	—	—
Amount due to ultimate holding company	21,677	21,677	21,677	—	—	—
Lease liabilities	74,303	80,973	23,814	39,791	9,662	7,706

	446,062	452,732	395,573	39,791	9,662	7,706

(c)	Interest rate and fair value risk
The Group consistently monitors the current and potential fluctuation of interest rates in managing the interest rate risk on a reasonable level. As of December 31, 2020, the Group did not have any interest-bearing borrowings at variable rates, but had RMB26,706 million (as of December 31, 2019: RMB21,637 million) of short-term bank deposits placed by CMCC, which were at fixed rate and expose the Group to fair value interest rate risk. The Group determines the amount of its fixed rate borrowings depending on the prevailing market condition. Management does not expect fair value interest rate risk to be high as the interest involved will not be significant.
As of December 31, 2020, total cash and bank balances of the Group amounted to RMB334,777 million (as of December 31, 2019: RMB317,166 million), interest-bearing receivables amounted to RMB36,835 million (as of December 31, 2019: RMB18,914 million) and WMPs, amounted to RMB117,289 million (as of December 31, 2019: RMB103,328 million). The interest and other income generated by the assets mentioned above for 2020 was RMB14,332 million (2019: RMB14,408 million) and the average interest rate was 3.02% (2019: 3.17%). Assuming the total cash and bank balances, interest-bearing receivables and WMPs are stable in the coming year and interest rate increases/decreases by 100 basis points, the profit for the year and total equity would approximately increase/decrease by RMB3,779 million (2019: RMB3,334 million).
The carrying amount of the financial instruments carried at amortized cost are not materially different from their respective fair values at the balance sheet dates due to the short-terms or repayable on demand nature.

(d)	Foreign currency risk
The Group has foreign currency risk as certain cash and deposits with banks are denominated in foreign currencies, principally US dollars and Hong Kong dollars that is different from the functional currency of the respective group entities. As the amount of the Group’s foreign currency cash and deposits with banks represented 3.1% (2019: 3.5%) of the total cash and deposits with banks and predominantly all of the business operations of the Group are transacted in RMB, the Group does not expect the appreciation or depreciation of the RMB against foreign currency will materially affect the Group’s financial position and result of operations.